FIRST AMENDMENT TO THE
UNUM GROUP SENIOR EXECUTIVE RETIREMENT PLAN
January 1, 2008 Amendment and Restatement
The Unum Group Senior Executive Retirement Plan (the “Plan”) was last amended and restated effective generally January 1, 2008. The Plan shall be further amended as set forth herein.
1.The terms used in this Amendment have the meanings set forth in the Plan unless the context indicates otherwise.
2.The following sentence is added to the Preamble: “The Plan is frozen as of the close of the Plan Year ending December 31, 2013.”
3.The reference in Section 1.10 of the Plan to “Article III” is replaced with “Article II”.
4.Section 1.12 of the Plan is amended in its entirety to read as follows:
1.12    “Final Average Earnings” means the amount resulting from adding the Participant’s Earnings during the five calendar years (whether or not consecutive) in which such Earnings were the highest within the 10 consecutive calendar years ending on December 31, 2013, then dividing by five.
5.The following subsection (d) is added to Section 1.14:
(d)    December 31, 2013.
6.Sections 1.17 through 1.20 of the Plan are amended to renumber them as Sections 1.18 through 1.21, and a new Section 1.17 is added to read as follows:
1.17    “Plan Year” means plan year as defined in the Qualified Plan.
7.Section 1.18 of the Plan (after giving effect to this Amendment) is amended in its entirety to read as follows:
1.18    “Qualified Plan” means the Unum Group Pension Plan, as amended and restated effective generally January 1, 2010, and as amended from time to time thereafter.
8.The following subsection (d) is added to Section 2.01:
(d)    This Plan and the Qualified Plan are frozen as of December 31, 2013. Accordingly, notwithstanding the foregoing or any other provision of the Plan to the contrary, each Participant’s accrued Executive Plan Benefit shall be frozen as of such date and shall not increase thereafter.
9.The reference in Section 2.03 of the Plan to “Section 3.02” is replaced with “Section 2.02”.
10.This Amendment shall be effective as of December 31, 2013.
IN WITNESS WHEREOF, to record the adoption of this Amendment, Unum Group has caused this instrument to be executed by its duly authorized officer this 27th day of December, 2013.
UNUM GROUP

By:    /s/ Rhonda L. Rigsby
Name:    Rhonda L. Rigsby
Title:    Vice President, Executive Compensation

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